UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                April 18, 2000
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)


                      COMPUTERIZED THERMAL IMAGING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Nevada                      000-23955              87-0458721
------------------------     -----------------------  ------------------------
    (State or Other          (Commission File Number)  (I.R.S. Employer
    Jurisdiction of                                    Identification Number)
    Incorporation or
     Organization)


                    476 HERITAGE PARK BOULEVARD, SUITE 210
                              LAYTON, UTAH 84041
              --------------------------------------------------
                   (Address of principal executive offices)


                                (801) 776-4700
                           ------------------------
                       (Registrant's telephone number)


                                Not Applicable
                           ------------------------
           (Former Name and Address of Principal Executive Offices)



Item 7.   Financial Statements

       (a) Financial statements of business acquired.

         On April 27, 2000 we filed a Form 8-K dated April 18, 2000 reporting our acquisition of 100 percent of the outstanding common stock of Bales Scientific, Inc. for a total purchase price of $11.1 million. This amended 8-K is filed to provide the required audited financial statements and proforma disclosures in connection with that filing.

                             FINANCIAL STATEMENTS

     The following comprise the audited financial statements of Bales Scientific, Inc.



                               C O N T E N T S
                              -----------------



Independent Auditors' Report                        3

Balance Sheet as of January 31, 2000                4

Statements of Operations for the years ended
  January 31, 2000 and 1999                         5

Statements of Stockholders' Equity (Deficit) for
 the years ended January 31, 2000 and 1999          6

Statements of Cash Flows for the years ended
 January 31, 2000 and 1999                          7

Notes to the Financial Statements                   8

                             HJ &  ASSOCIATES, LLC
                  Certified Public Accountants & Consultants


                         INDEPENDENT AUDITORS' REPORT
                        -----------------------------



To the Board of Directors and Stockholders
Bales Scientific, Inc.
Walnut Creek, California

We have audited the accompanying balance sheet of Bales Scientific, Inc. as of January 31, 2000 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended January 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bales Scientific, Inc. as of January 31, 2000 and the results of its operations and its cash flows for the years ended January 31, 2000 and 1999 in conformity with generally accepted accounting principles.

/s/ HJ & Associates, LLC
------------------------
HJ & Associates, LLC
Salt Lake City, Utah
June 14, 2000

                            BALES SCIENTIFIC, INC.
                                Balance Sheets


                                    ASSETS
                                    ------

                                                             January 31,
                                                                2000
                                                            ------------
CURRENT ASSETS

  Cash and cash equivalents                                 $     3,149
  Accounts receivable, net (Note 2)                              60,268
  Inventory (Note 3)                                            133,948
                                                            ------------
    Total Current Assets                                        197,365
                                                            ------------
EQUIPMENT, NET (NOTE 4)                                           3,835
                                                            ------------
    TOTAL ASSETS                                            $   201,200
                                                            ============


                 LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)
                 --------------------------------------------

CURRENT LIABILITIES

  Accounts payable                                          $    19,673
  Accrued expenses                                               65,254
  Accrued expenses, related parties (Note 10)                   521,282
  Notes payable, related (Note 5)                               276,100
  Line of credit payable (Note 6)                               115,000
                                                            ------------
    Total Current Liabilities                                   997,309
                                                            ------------
    Total Liabilities                                           997,309
                                                            ------------

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, no par value, 10,000 shares authorized;
    200 shares issued and outstanding                           260,000
  Accumulated deficit                                        (1,056,109)
                                                            ------------
    Total Stockholders' Equity (Deficit)                       (796,109)
                                                            ------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $   201,200
                                                            ============



  The accompanying notes are an integral part of these financial statements.

                            BALES SCIENTIFIC, INC.
                           Statements of Operations


                                                      For the Years Ended
                                                           January 31,
                                                  ---------------------------
                                                        2000        1999
                                                  ------------- -------------

SALES, NET                                        $    893,247  $    687,772
COST OF GOODS SOLD                                     204,884       143,145
                                                  ------------- -------------
    Gross Margin                                       688,363       544,627
                                                  ------------- -------------
OPERATING EXPENSES

  Depreciation                                           1,562         1,395
  Bad debt expense                                         675         2,400
  General and administrative expenses                  320,830       337,951
  Research and development                             329,248       362,109
                                                  ------------- -------------
    Total Operating Expenses                           652,315       703,855
                                                  ------------- -------------
    Income (Loss) from Operations                       36,048      (159,228)

OTHER INCOME (EXPENSE)

  Interest expense                                     (43,723)      (32,871)
                                                  ------------- -------------
    Total Other Income (Expense)                       (43,723)      (32,871)
                                                  ------------- -------------

NET (LOSS)                                        $     (7,675) $   (192,099)
                                                  ============= =============



  The accompanying notes are an integral part of these financial statements.

                            BALES SCIENTIFIC, INC.
                 Statements of Stockholders' Equity (Deficit)


                                           Common Stock
                                    ----------------------------- Accumulated
                                       Shares          Amount     Deficit
                                    -------------- -------------- ------------
Balance, January 31, 1998                     200  $     260,000  $  (856,335)

Net loss for the year ended
 January 31, 1999                               -              -     (192,099)
                                    -------------- -------------- ------------
Balance, January 31, 1999                     200        260,000   (1,048,434)

Net loss for the year ended
 January 31, 2000                               -              -       (7,675)
                                    -------------- -------------- ------------
Balance, January 31, 2000                     200  $     260,000  $(1,056,109)
                                    ============== ============== ============










  The accompanying notes are an integral part of these financial statements.

                            BALES SCIENTIFIC, INC.
                           Statements of Cash Flows

                                                      For the Years Ended
                                                           January 31,
                                                  ---------------------------
                                                        2000        1999
                                                  ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net (loss)                                        $     (7,675) $   (192,099)
Adjustments to reconcile net (loss) to net cash
 used in operating activities:
  Depreciation and amortization                          1,562         1,395
  Bad debt expense                                         675         2,400
Changes in operating assets and liabilities:
  (Increase) decrease in accounts receivable           (48,022)       24,993
  (Increase) decrease in inventory                     (49,667)       18,972
  Increase (decrease) in accounts payable              (32,534)       36,282
  Increase (decrease) in accrued expenses              101,121        74,471
                                                  ------------- -------------

    Net Cash Provided (Used) in
    Operating Activities                               (34,540)      (33,586)
                                                  ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchases of property and equipment                   (3,362)         (650)
                                                  ------------- -------------
    Net Cash Used in Investing Activities               (3,362)         (650)
                                                  ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES

  Net proceeds from line of credit                      35,702        30,641
                                                  ------------- -------------
    Net Cash Provided by Financing Activities           35,702        30,641
                                                  ------------- -------------


NET INCREASE (DECREASE) IN CASH                         (2,200)       (3,595)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR           5,349         8,944
                                                  ------------- -------------
CASH AND CASH EQUIVALENTS AT END OF YEAR          $      3,149  $      5,349
                                                  ============= =============
  CASH PAID FOR:

  Interest                                        $     16,113  $      6,620
  Income taxes                                    $          -  $          -



  The accompanying notes are an integral part of these financial statements.

                            BALES SCIENTIFIC, INC.
                      Notes to the Financial Statements
                          January 31, 2000 and 1999


NOTE 1 -  ORGANIZATION AND DESCRIPTION OF BUSINESS

The financial statements presented are those of Bales Scientific, Inc. (the "Company"). The Company was incorporated in the State of California on February 20, 1979 to carry on any lawful activity under the laws of California. The Company is engaged in the business of designing and producing medical and other specialized imaging products.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.   Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a January 31 year end.

b.    Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

c.    Inventory

Inventories of raw materials, finished goods and work-in-process are stated at the lower of cost or market. The cost of the inventory includes the purchase price and direct costs such as freight-in.

d.    Revenue Recognition

The Company's revenue is derived primarily from the sale of medical thermal imaging equipment. The revenue is recognized upon completion and shipment to the customer. The cost of work-in-process and finished goods includes all direct materials, labor and those indirect costs related to the equipment. Selling, general and administrative costs are expensed as incurred.


e.   Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.    Allowance for Doubtful Accounts

The Company's accounts receivable are shown net of an allowance for doubtful accounts of $4,375 at January 31, 2000.

                            BALES SCIENTIFIC, INC.
                      Notes to the Financial Statements
                          January 31, 2000 and 1999


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g.    Reclassification

Certain January 31, 1999 balances have been reclassified to conform with the January 31, 2000 financial statement presentation.

h.    Advertising

The Company expenses advertising costs as incurred.

NOTE 3 - INVENTORY

Inventories for January 31, 2000 consisted of the following:

                                                    January 31,
                                                       2000
                                                    -------------
  Finished goods                                    $     62,200
  Work-in-process, raw materials and supplies             71,748
                                                    -------------
       Total                                        $    133,948
                                                    =============

The inventory is valued at lower of cost or market and is valued on a first-in, first-out basis.

NOTE 4 - EQUIPMENT

All equipment is accounted for at cost. Equipment is depreciated over its estimated useful lives of 5 years. For the years ended January 31, 2000 and 1999, the Company expensed $1,562 and $1,395 in depreciation, respectively.

NOTE 5 - NOTE PAYABLE - RELATED PARTY

The Company has received advances from its president which bear interest at 10.25% and are due on demand. The balance due at January 31, 2000 was $276,100. The note was paid prior to the sale of the Company to Computerized Thermal Imaging, Inc. (NOTE 11).

NOTE 6 - LINE OF CREDIT PAYABLE

The line of credit payable at January 13, 2000 consisted of the following:

Line of credit payable to Wells Fargo Bank; secured by
 accounts receivable, inventory and fixed assets, bearing
 interest at 9% and due August 10, 2003.                        $ 115,000
                                                                =========

The line of credit was paid off subsequent to year end in conjunction with the sale of the Company to Computerized Thermal Imaging. Inc. Accordingly, the payable is recorded as a current liability.

                            BALES SCIENTIFIC, INC.
                      Notes to the Financial Statements
                          January 31, 2000 and 1999

NOTE 7 - COMMITMENTS AND CONTINGENCIES

a.    Office Lease

The Company leases its office and warehouse space on a month-to-month basis from a related party. Rent expense for the years ended January 31, 2000 and 1999 was $62,000 and $61,700, respectively.

NOTE 8 - CONCENTRATIONS OF RISK

a.    Cash

The Company maintains a cash account at a financial institution located in Walnut Creek, California. The account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company's balances occasionally exceed that amount.

b.   Accounts Receivable

The Company provides for accounts receivable as part of operations. Management does not believe that the Company is subject to credit risks outside the normal course of business.

NOTE 9 - CUSTOMERS AND EXPORT SALES

During 2000 and 1999, the Company operated one industry segment which includes the development, manufacturing and marketing of thermal imaging medical equipment.

The Company's financial instruments subject to credit risk are primarily trade accounts receivable from its customers.


                                                      For the Years Ended
                                                            January 31,
                                                  ----------------------------
                                                         2000         1999
                                                  -------------  -------------

                Foreign Sales                     $          -   $          -
                Domestic Sales                         893,247        687,772
                                                  -------------  -------------
                                                  $    893,247   $    687,772
                                                  =============  =============

                            BALES SCIENTIFIC, INC.
                      Notes to the Financial Statements
                          January 31, 2000 and 1999



NOTE 10 - ACCRUED EXPENSES - RELATED PARTIES

Accrued expenses-related parties was comprised of the following at January 31, 2000

                                                     January 31,
                                                        2000
                                                    -------------
  Accrued interest payable                          $    282,760
  Accrued rent payable                                   238,522
                                                    -------------
       Total                                        $    521,282
                                                    =============

On April 18, 2000, these amounts were forgiven as part of the sale of the Company to Computerized Thermal Imaging, Inc. (NOTE 11)

NOTE 11 - MERGER WITH COMPUTERIZED THERMAL IMAGING, INC.

On April 18, 2000, Computerized Thermal Imaging, Inc. (CTI) purchased 100% of the common stock of the Company.

(b)   Proforma financial information.

The following is an unaudited proforma consolidated balance sheet and income statement assuming the issuance of 709,677 shares of common stock valued at $5,500,000 by CTI to acquire 100% of the outstanding shares of common stock of the Company. The acquisition of the Company by CTI will be accounted for as a purchase of the Company pursuant to APB No. 18. The accounts of CTI are as of June 30, 1999, its last audited balance sheet and income statement. The accounts of the Company are as of January 31, 2000.


                            BALES SCIENTIFIC, INC.
                     Consolidated Proforma Balance Sheet
                               January 31, 2000
                                 (Unaudited)

                                    ASSETS
                                    ------
                         Computerized              Proforma
                         Thermal     Bales         Adjustments
                         Imaging     Scientific    Increase      Proforma
                         Inc.        Inc.          (Decrease)    Consolidated
                         ----------- ------------- ------------- -------------
CURRENT ASSETS

 Cash                    $  137,162  $      3,149  $ 38,943,103  $ 39,083,414
 Accounts receivable, net         -        60,268             -        60,268
 Inventory                        -       133,948             -       133,948
                         ----------- ------------- ------------- -------------

   Total Current Assets     137,162       197,365    38,943,103    39,277,630
                         ----------- ------------- ------------- -------------
EQUIPMENT, NET              238,643         3,835             -       242,478
                         ----------- ------------- ------------- -------------
OTHER ASSETS
 Goodwill, net                    -             -    10,706,498    10,706,498
                         ----------- ------------- ------------- -------------
    Total Other Assets            -             -    10,706,498    10,706,498
                         ----------- ------------- ------------- -------------
    TOTAL ASSETS         $  375,805  $    201,200  $ 49,649,601  $ 50,226,606
                         =========== ============= ============= =============

                            BALES SCIENTIFIC, INC.
               Consolidated Proforma Balance Sheet (Continued)
                               January 31, 2000
                                 (Unaudited)

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                         Computerized              Proforma
                         Thermal     Bales         Adjustments
                         Imaging     Scientific    Increase      Proforma
                         Inc.        Inc.          (Decrease)    Consolidated
                         ----------- ------------- ------------- -------------
CURRENT LIABILITIES

 Accounts payable        $  470,870  $      19,673 $     41,970  $    532,513
 Accrued expenses            64,644         65,254            -       129,898
 Accrued expenses,
   related parties                -        521,282     (521,282)            -
 Notes payable - related          -        276,100            -       276,100
 Line of credit payable           -        115,000            -       115,000
                         ----------- ------------- ------------- -------------
   Total Current
    Liabilities             535,514        997,309     (479,312)    1,053,511
                         ----------- ------------- ------------- -------------
   Total Liabilities        535,514        997,309     (479,312)    1,053,511
                         ----------- ------------- ------------- -------------
COMMITMENTS AND
 CONTINGENCIES

STOCKHOLDERS'
 EQUITY (DEFICIT)
 Common stock, $0.001 par
  value, 100,000,000
  shares authorized;
  74,644,197 shares
  issued and
  outstanding                62,276       260,000      (247,631)       74,645
 Additional paid-
  in capital             25,486,825             -    49,320,435    74,807,260
 Accumulated deficit    (25,708,810)   (1,056,109)    1,056,109   (25,708,810)
                         ----------- ------------- ------------- -------------
    Total
    Stockholders'
    Equity (Deficit)       (159,709)     (796,109)   50,128,913    49,173,095
                         ----------- ------------- ------------- -------------
    TOTAL LIABILITIES
    AND STOCKHOLDERS'
    EQUITY (DEFICIT)     $  375,805  $    201,200  $ 49,649,601  $ 50,226,606
                         =========== ============= ============= =============

                            BALES SCIENTIFIC, INC.
                Consolidated Proforma Statement of Operations
                               January 31, 2000
                                 (Unaudited)

                         Computerized              Proforma
                         Thermal     Bales         Adjustments
                         Imaging     Scientific    Increase      Proforma
                         Inc.        Inc.          (Decrease)    Consolidated
                         ----------- ------------- ------------- -------------
SALES, NET               $        -  $    893,247  $          -  $    893,247

COST OF GOODS SOLD                -       204,884             -       204,884
                         ----------- ------------- ------------- -------------
  Gross Margin                    -       688,363             -       688,363
                         ----------- ------------- ------------- -------------
OPERATING EXPENSES

  Depreciation and
   amortization                   -         1,562     1,189,611     1,191,173
  Bad debt expense                -           675             -           675
  General and admini-
   strative expenses      2,626,562       320,830             -     2,947,392
  Research and
   development costs      1,837,182       329,248             -     2,166,430
                         ----------- ------------- ------------- -------------
    Total Operating
    Expenses              4,463,744       652,315     1,189,611     6,305,670
                         ----------- ------------- ------------- -------------
    Income (Loss)
    from Operations      (4,463,744)       36,048    (1,189,611)   (5,617,307)
                         ----------- ------------- ------------- -------------
OTHER INCOME (EXPENSE)
  Interest income             6,124             -             -         6,124
  Interest expense         (568,221)      (43,723)            -      (611,944)
                         ----------- ------------- ------------- -------------

    Total Other
    Income (Expense)       (562,097)      (43,723)            -      (605,820)
                         ----------- ------------- ------------- -------------
NET (LOSS)              $(5,025,841) $     (7,675) $ (1,189,611) $ (6,223,127)
                         =========== ============= ============= =============

                            BALES SCIENTIFIC, INC.
                       Summary of Proforma Adjustments
                               January 31, 2000
                                 (Unaudited)


Proforma Adjustments
--------------------

1)    Goodwill (CTI)                     $    11,896,109
      Common stock (Bales)                       260,000
      Retained Earnings (Bales)               (1,056,109)
      Common stock (CTI)                            (710)
      Additional paid-in-capital (CTI)        (5,499,290)
      Cash (CTI)                              (5,600,000)
                                         ----------------
                                                       -
                                         ================

To record purchase of the Company through the issuance of 709,677 shares of CTI common stock valued at $7.75 per share and $5.6 million cash.

2)   Amortization expense                $     1,189,611
     Accumulated amortization - goodwill      (1,189,611)
                                         ----------------
                                                       -
                                         ================

To amortize 1 year of goodwill based on a 10-year life.

3)   Cash (CTI)                          $    44,543,103
     Common stock (CTI)                          (11,659)
     Additional paid-in capital (CTI)        (44,531,444)
                                         ----------------
                                                       -
                                         ================

To record issuance of 11,658,970 shares of common stock and warrants for cash to fund the purchase of the Company.

4)   General and administrative (CTI)    $        41,970
     Accounts payable (CTI)                      (41,970)
                                         ----------------
                                                       -
                                         ================

To record legal fees associated with the purchase.

5)   Accrued expenses-related (Bales)    $       521,282
     Additional paid-in capital (CTI)           (521,282)
                                         ----------------
                                                       -
                                         ================

To record contribution of capital by shareholder.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: 6/16/2000           By: /s/ Kevin L. Packard
-------------------          -----------------------------
                                  Kevin L. Packard
                                  Chief Financial Officer